                                                                    EXHIBIT 10.2

                    INTELLECTUAL PROPERTY SECURITY AGREEMENT

      THIS INTELLECTUAL PROPERTY SECURITY AGREEMENT (this "SECURITY AGREEMENT") dated as of June 29, 2004, is made by VISKASE COMPANIES, INC., a Delaware corporation ("GRANTOR"), in favor of WELLS FARGO FOOTHILL, INC., a California corporation (together with its successors and assigns, "GRANTEE").

                              W I T N E S S E T H:

      WHEREAS, Grantor and Grantee are parties to that certain Loan and Security Agreement of even date herewith (as the same may be amended, supplemented or modified from time to time, the "LOAN AGREEMENT"), which provides (i) for Grantee to make certain loans and other financial accommodations to Grantor, and
(ii) for the grant by Grantor to Grantee of a security interest in Grantor's assets, including, without limitation, its patents, patent applications, trademarks, trademark applications, trade names, copyrights, service marks, service mark applications, goodwill and licenses, and all proceeds thereof.

      NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Grantor (intending to be legally bound hereby) agrees as follows:

            1. Incorporation of Loan Agreement. The Loan Agreement and the terms and provisions thereof are hereby incorporated herein in their entirety by this reference thereto. All terms capitalized but not otherwise defined herein shall have the same meanings herein as in the Loan Agreement.

            2. Security Interest in Intellectual Property. To secure prompt payment of any and all of the Obligations in accordance with the terms and conditions of the Loan Documents and in order to secure prompt performance by Grantor of each of its covenants and duties under the Loan Documents, Grantor hereby grants to Grantee, for the benefit of the Grantee and the Bank Product Providers, a continuing security interest in, all of Grantor's right, title and interest in and to all of the following now owned and existing and hereafter arising, created or acquired property (collectively, the "INTELLECTUAL PROPERTY"):

      (i) patents and patent applications, including, without limitation, rights in the inventions and improvements described and claimed therein, and those patents listed on Exhibit A attached hereto and hereby made a part hereof, and
(a) all reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, (b) all income, royalties, damages, proceeds and payments now and hereafter due or payable under or with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing patents and applications, together with the items described in clauses (a)-(d) of this subsection 2(i), are sometimes hereinafter referred to individually as a "PATENT" and, collectively, as the "PATENTS"); and

      (ii) trademarks, trademark registrations, trademark applications, trade names and tradestyles, brand names, service marks, service mark registrations and service mark applications, including, without limitation, the trademarks, trade names, brand names, service marks and applications and registrations thereof listed on Exhibit B attached hereto and hereby made a part hereof, and (a) all renewals or extensions thereof, (b) all income, royalties, proceeds, damages and payments now and hereafter due or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing trademarks, trade names and tradestyles, brand names, service marks and applications and registrations thereof, together with the items described in clauses (a)-(d) of this subsection 2(ii), are sometimes hereinafter referred to individually as a "TRADEMARK" and, collectively, as the "TRADEMARKS"); and

      (iii) rights under or interests in any patent, trademark, or copyright license agreements with any other Person (to the extent a security interest may be granted in such rights without violating the terms of any such license agreement; with respect to any of the Intellectual Property or any other patent, trademark, service mark or any application or registration thereof or any other trade name or tradestyle between Grantor and any other Person, whether Grantor is a licensor or licensee under any such license agreement, including, without limitation, the licenses listed on Exhibit C attached hereto and hereby made a part hereof (all of the foregoing license agreements and Grantor's rights thereunder are referred to collectively as the "LICENSES"); and

      (iv) the goodwill of Grantor's business connected with and symbolized by the Trademarks; and

      (v) copyrights, copyright registrations and copyright applications, used in the United States and elsewhere, including, without limitation, the copyright registrations and copyright applications listed on Exhibit D attached hereto and made a part hereof, and (a) renewals or extensions thereof, (b) all income, royalties, proceeds, damages and payments now and hereafter due and/or payable with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, (c) the right to sue for past, present and future infringements thereof, and (d) all rights corresponding thereto throughout the world (all of the foregoing copyrights, copyright registrations and copyright applications, together with the items described in clauses
(a)-(d), are sometimes hereinafter individually and/or collectively referred to as the "COPYRIGHTS"); and

      (vi) all trade secrets, formulas, processes, devices, know-how, or compilations of information (including technical information and non-technical information such as customer lists and marketing plans), collectively referred to as trade secrets, which are not available to others and which are maintained as confidential by Grantor, and the right to prevent misappropriation and unauthorized disclosures thereof and all rights corresponding thereto throughout the world (all of the foregoing trade secrets and associated rights are sometimes hereinafter individually and/or collectively referred to as the "TRADE SECRETS").

            3. Representations and Warranties. Grantor hereby represents and warrants to Grantee for the benefit of the Grantee and the Bank Product Providers, which representations and warranties shall survive the execution and delivery of this Security Agreement, that:

      (i) None of the issued patents, patent applications, registered trademarks, trademark applications, registered copyrights or copyright applications (collectively, the "REGISTERED INTELLECTUAL PROPERTY") has been adjudged invalid or unenforceable nor has any such Registered Intellectual Property been cancelled, in whole or in part, and each such Intellectual Property is presently subsisting;

      (ii) To the knowledge of the Grantor, none of the Intellectual Property infringes upon the rights or property of any other Person or is currently being challenged in any way

      (iii) There are no pending or, to the knowledge of the Grantor, threatened claims, litigation, proceedings or other investigations regarding any of the Intellectual Property;

      (iv) Each of the Intellectual Property material to the Grantor's business is valid and enforceable, and the Grantor has adopted adequate precautions to protect its Trade Secrets from unauthorized or accidental disclosure;

      (v) Grantor is the sole and exclusive owner of the entire and unencumbered right, title and interest in and to the Registered Intellectual Property, free and clear of any liens, security interests, mortgages, charges and encumbrances, including, without limitation, licenses, consent-to-use agreements, shop rights and covenants by Grantor not to sue third Persons (except for Permitted Liens);

      (vi) Grantor has adopted, used and is currently using all of the Trademarks, and, to the knowledge of Grantor, Grantor's use thereof does not infringe the intellectual property rights of any person or entity;

      (vii) Grantor has no written notice or knowledge of any suits or actions commenced or threatened with reference to or in connection with any of the Intellectual Property;

      (viii) Grantor has the unqualified right to execute and deliver this Security Agreement and perform its terms, this Security Agreement has been executed and delivered by a duly authorized officer of Grantor, and this Security Agreement is a legally enforceable obligation of Grantor;

      (ix) No trademark opposition or cancellation proceedings have been filed in the prior three years with the United States Patent and Trademark Office against any of the Trademarks; and

      (x) The Licenses, complete copies of which have been provided to Grantor, are valid and binding agreements, enforceable in accordance with their terms (subject, as to the enforcement of remedies, to applicable bankruptcy, reorganization, insolvency and similar laws from time to time in effect). Each of the material Licenses is in full force and effect and has not been amended or abrogated and, to the knowledge of the Grantor, there is no default under any of the Licenses.

            4. Restrictions on Future Agreements. Except as otherwise permitted pursuant to the Loan Agreement, Grantor agrees that until all Obligations shall have been satisfied and paid in full (other than contingent indemnification obligations) and the Loan

Agreement shall have been terminated, Grantor shall not, without the prior written consent of Grantee, sell, transfer, mortgage, convey, dispose, encumber or assign any or all of, or grant any license or sublicense under (other than as commercially reasonable in Grantor's good faith business judgment), the Intellectual Property, or enter into any other agreement with respect to the Intellectual Property, and Grantor further agrees that it shall not knowingly take any action or knowingly permit any action to be taken by others subject to its control, including, without limitation, licensees or sublicensees, or knowingly fail to take any action, which would materially adversely affect the validity or enforcement of the rights Grantee subject to this Security Agreement, other than in the ordinary course of business.

            5. New Intellectual Property. Grantor hereby represents and warrants to Grantee for the benefit of the Grantee and the Bank Product Providers that the Intellectual Property listed on Exhibits A, B and C, respectively, constitute all of the Registered Intellectual Property now owned by Grantor. Grantor hereby represents and warrants to Grantee for the benefit of Grantee and the Bank Product Providers that the Intellectual Property listed on Exhibit C constitute all of the material Licenses now owned by Grantor. If, before all Obligations shall have been satisfied in full or before the Loan Agreement has been terminated, Grantor shall (i) become aware of any existing Registered Intellectual Property of which Grantor has not previously informed Grantee, (ii) obtain rights to any Registered Intellectual Property, or (iii) become entitled to the benefit of any material Intellectual Property which benefit is not in existence on the date hereof, the provisions of this Security Agreement above shall automatically apply thereto and Grantor shall give to Grantee prompt written notice thereof. Grantor hereby authorizes Grantee to modify this Security Agreement by amending Exhibits A, B, C, and D, as applicable, to include any such Intellectual Property, and Grantee may file or refile this Security Agreement with the U.S Patent and Trademark Office and U.S. Copyright Office. Grantor agrees to execute and deliver any and all documents and instruments necessary or advisable to record or preserve Grantee's interest in all Intellectual Property added to Exhibits A, B, C, and D pursuant to this Section.

            6. Royalties; Terms; Rights Upon Default. The term of this Security Agreement shall extend until the earlier of (i) the expiration of all of the respective material Intellectual Property collaterally assigned hereunder, and
(ii) the payment in full of all Obligations (other than contingent indemnification obligations) and the termination of the Loan Agreement. Grantor agrees that upon the occurrence and during the continuance of an Event of Default, the use by Grantee for the benefit of the Grantee and the Bank Product Providers of all Intellectual Property shall be worldwide and as extensive as the rights of Grantor to use such Intellectual Property, and without any liability for royalties or other related charges from Grantee or the Bank Product Providers to Grantor, solely for the purpose of completing production of, advertising for sale and selling any Intellectual Property.

            7. Grantee's Right to Inspect; Trademark Quality Control. To the extent permitted by the Loan Agreement, Grantee shall have the right, from time to time with prior notice (unless an Event of Default has occurred and is continuing, in which case prior notice shall not be required) and, during normal business hours and prior to payment in full of all Obligations (other than contingent indemnification obligations) and termination of the Loan Agreement, to inspect Grantor's premises and to examine Grantor's books, records and operations, including, without limitation, Grantor's quality control processes. Grantor agrees (i) to maintain the quality of any and all products in connection with which the material Trademarks are used, consistent with the quality of said products (as determined by Grantor in its commercially reasonable business judgment) and (ii) to provide Grantee, upon Grantee's reasonable request from time to time, with a certificate of an officer of Grantor certifying Grantor's compliance with the foregoing.

            8. Release of Security Agreement. Upon the payment and performance in full in cash of the Obligations (other than contingent indemnification obligations), including the cash collateralization, expiration or cancellation of all Obligations, if any, consisting of letters of credit, and the full and final termination of any commitment to extend any financial accommodations under the Loan Agreement, this Security Agreement shall terminate, and Grantee shall execute and deliver such documents and instruments and take such further action reasonably requested by Grantor, at Grantor's expense, as shall be necessary to evidence termination of the security interest granted by Grantor to Grantee for the benefit of the Grantee and the Bank Product Providers hereunder.

            9. Expenses. All costs and expenses incurred in connection with the performance of any of the agreements set forth herein shall be borne by Grantor. All fees, costs and expenses, of whatever kind or nature, including reasonable attorneys' and paralegals' fees and legal expenses, incurred by Grantee (for the benefit of the Grantee and the Bank Product Providers) in connection with the filing or recording of any documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, counsel fees, maintenance fees, encumbrances or otherwise in protecting, maintaining or preserving the Intellectual Property, or in defending or prosecuting any actions or proceedings arising out of or related to the Intellectual Property, shall be borne by and paid by Grantor on demand by Grantee on behalf of the Grantee and the Bank Product Providers and until so paid shall bear interest at the "default rate of interest" set forth in the Loan Agreement.

            10. Duties of Grantor. Grantor shall have the duty to the extent commercially reasonable and in Grantor's good faith business judgment, desirable: (i) to file and prosecute diligently any patent, trademark or service mark applications pending as of the date hereof or hereafter until all Obligations (other than contingent indemnification obligations) shall have been paid in full and the Loan Agreement has been terminated, (ii) except as otherwise provided in the Loan Agreement, to preserve and maintain all rights in the material Intellectual Property (including, but not limited to, with respect to Trademarks, the filing of affidavits of use and, incontestability, where applicable, under Sections 8 and 15 of the Lanham Act (15 U.S.C. Section 1058,
1065) and renewals and, to the extent commercially reasonable, initiating opposition or cancellation proceedings or litigation against users of the same or confusingly similar marks who seriously threaten the validity or rights of Grantor in its material Trademarks), and (iii) to ensure that the Registered Intellectual Property is and remains enforceable. The Grantee shall be reimbursed for all such costs and expenses which constitute Lender Expenses. Grantor shall not knowingly or unreasonably abandon any right to file a material patent, trademark or service mark application, or abandon any pending patent application, or any other material Intellectual Property, unless Grantor, in the exercise of its commercially reasonable business judgment determines that such abandonment will not materially and adverse effect its business.

            11. Grantee's Right to Sue. Upon the occurrence and during the continuance of an Event of Default, Grantee for the benefit of the Grantee and the Bank Product Providers shall have the right, but shall in no way be obligated, to bring suit in its own name to enforce the Intellectual Property, only after Grantee has tendered notice to Grantor of Grantee's desire to initiate such suit and Grantor has declined in writing to itself pursue such suit, and, if Grantee shall commence any such suit, Grantor shall, at the request of Grantee, do any and all lawful acts and execute any and all proper documents and instruments reasonably required by Grantee for the benefit of the Grantee and the Bank Product Providers in aid of such enforcement.

            12. Waivers. No course of dealing between Grantor and Grantee, nor any failure to exercise, nor any delay in exercising, on the part of Grantee, any right, power or privilege hereunder or under the Loan Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

            13. Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid and unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction, and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

            14. Modification. This Security Agreement cannot be altered, amended or modified in any way, except as specifically provided in Section 5 hereof or by a writing signed by the Grantor and the Grantee.

            15. Cumulative Remedies; Power of Attorney; Effect on Loan Agreement. All of Grantee's rights and remedies with respect to the Intellectual Property (for the benefit of the Grantee and the Bank Product Providers), whether established hereby or by the Loan Agreement, or by any other agreements or by law shall be cumulative and may be exercised singularly or concurrently. Grantor hereby authorizes Grantee for the benefit of the Grantee and the Bank Product Providers upon the occurrence and during the continuance of an Event of Default, to make, constitute and appoint any officer or agent of Grantee as Grantee may select, in its sole discretion, as Grantor's true and lawful attorney-in-fact, with power to, for the benefit of the Grantee and the Bank Product Providers, (i) endorse Grantor's name on all applications, documents, papers and instruments necessary or desirable for Grantee in the use of the Intellectual Property, or (ii) take any other actions with respect to the Intellectual Property as Grantee deems in its commercially reasonable judgment to be in the best interest of Grantee, or (iii) grant or issue any exclusive or non-exclusive license under the Intellectual Property to any person or entity, or (iv) assign, pledge, sell, convey or otherwise transfer title in or dispose of any of the Intellectual Property to any person or entity. Grantor hereby ratifies all that such attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney being coupled with an interest shall be irrevocable until all Obligations shall have been paid in full (other than contingent indemnification obligations) and the Loan Agreement has been terminated. Grantor acknowledges and agrees that this Security Agreement is not intended to limit or restrict in any way the rights and remedies of Grantee under the Loan Agreement but rather is intended to facilitate the exercise of such rights and remedies. Grantee shall have, in addition to all other rights and remedies given it by the terms of this Security Agreement and the Loan Agreement, all rights and remedies allowed by law, in equity, and the rights and remedies of a secured party under the Uniform Commercial Code as enacted in Illinois.

            16. Intentionally Omitted.

            17. Binding Effect; Benefits. This Security Agreement shall be binding upon Grantor and its respective successors and assigns, and shall inure to the benefit of Grantee, its successors, nominees and assigns; provided, however, Grantor shall not assign this Security Agreement or any of Grantor's obligations hereunder without the prior written consent of Grantee.

            18. Governing Law. This Security Agreement shall be governed by, enforced and construed in accordance with the internal laws of the State of Illinois, without regard to choice of law or conflict of law principles.

            19. Headings; Counterparts. Paragraph headings used herein are for convenience only and shall not modify the provisions which they precede. This Security Agreement may be signed in one or more counterparts, but all of such counterparts shall constitute and be deemed to be one and the same instrument. Any fax signature shall be deemed to be as legally enforceable and effective as a signed original.

            20. Further Assurances. Grantor agrees to execute and deliver such further agreements, instruments and documents, and to perform such further acts, as Grantee shall reasonably request from time to time in order to carry out the purpose of this Security Agreement and agreements set forth herein. Grantor acknowledges that a copy of this Security Agreement will be filed by the Grantee with the United States Patent and Trademark Office and, if applicable, the United States Copyright Office, at the sole cost and expense of Grantor.

            21. Survival of Representations. All representations and warranties of Grantor contained in this Security Agreement shall survive the execution and delivery of this Security Agreement and shall be remade on the date of each borrowing under the Loan Agreement.

            22. Foreign Patents, Copyrights and Trademarks. Upon the occurrence and during the continuance of an Event of Default, at the request of Grantee and at the sole cost and expense (including, without limitation, reasonable attorneys' fees) of Grantor, Grantor shall take all actions and execute and deliver any and all instruments, agreements, assignments, certificates and/or documents, reasonably required by Grantee to collaterally assign any and all of Grantor's foreign patent, copyright and trademark registrations and applications now owned or hereafter acquired to and in favor of Grantee. Upon the execution and delivery of any such collateral assignments or documents, the terms "Patents", "Copyrights", and "Trademarks" as used herein shall automatically be deemed amended to include such foreign patent, copyright and trademark registrations and applications without any action required by any person or entity.

            23. VENUE: JURY TRIAL WAIVER. (a) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS SECURITY AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF COOK, STATE OF ILLINOIS OR,

AT THE SOLE OPTION OF GRANTEE, IN ANY OTHER COURT IN WHICH GRANTEE SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY.

            (b) TO THE FULLEST EXTENT PERMITTED BY LAW, AND AS SEPARATELY BARGAINED FOR CONSIDERATION TO GRANTEE, GRANTOR HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY (WHICH GRANTEE ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR OTHERWISE RELATING TO THIS SECURITY AGREEMENT. GRANTOR HEREBY EXPRESSLY ACKNOWLEDGES THE INCLUSION OF THIS JURY TRIAL WAIVER AND ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH INDEPENDENT LEGAL COUNSEL REGARDING ITS MEANING.

            24. Intercreditor Agreement. (a) The Liens granted hereunder in favor of the Grantee for the benefit of itself and the Bank Product Providers in respect of the Intellectual Property and the exercise of any right related thereto thereby shall be subject, in each case, to the terms of the Intercreditor Agreement (as defined in the Loan Agreement). (b) In the event of any direct conflict between the express terms and provisions of this Security Agreement and of the Intercreditor Agreement, the terms and provisions of the Intercreditor Agreement shall control.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, Grantor has duly executed this Intellectual Property Security Agreement in favor of Grantee, as of the date first written above.

                                                VISKASE COMPANIES, INC.

                                                By: /s/ Gordon S. Donovan
                                                Name: Gordon S. Donovan
                                                Its: Vice President

Agreed and Accepted as of this
29th, day of June, 2004

WELLS FARGO FOOTHILL, INC.

By: /s/ Brent E. Shay
        Name: Brent E. Shay
        Its: Vice President

                                    EXHIBIT A

                                     PATENTS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
*010831        8    US   01/13/1989   09/19/1989   298277        4867204       Granted      IMPROVED TUBULAR CELLULOSIC FOOD
012325              CA   02/18/1983   04/30/1985   421966-0      1188173       Granted      CONTROLLABLY MOISTURIZED MOLD RE
012540              CA   09/02/1983   01/13/1987   436014-1      1216459       Granted      PACKAGE ARTICLE FOR AUTOMATICALL
012541              CA   09/02/1983   11/12/1986   436015-0      1213775       Granted      METHOD AND APPARATUS FOR AUTOMA
012542              CA   09/02/1983   06/03/1986   436013-3      1205321       Granted      ARTICLE FOR USE IN AUTOMATICALLY A
012574         4    CA   10/01/1982   10/29/1985   41264303      1195872       Granted      TAR DEPLETED LIQUID SMOKE AND TREA
012678         1    US   02/13/1985   07/07/1987   701233        H304          Granted      PRINTING INK FOR USE ON FLEXIBLE FIL
012834              CA   08/18/1983   06/10/1986   434846-0      1205669       Granted      COMPOSITE SHIRRED CASING ARTICLE A
012896         1    CA   10/01/1982   05/21/1985   412676-9      1187324       Granted      TAR-DEPLETED LIQUID SMOKE TREATME
012896`        2    US   11/30/1983   09/02/1986   556443        4609559       Granted      TAR-DEPLETED LIQUID SMOKE TREATME
012982         1    CA   09/27/1984   06/21/1988   464185-0      1238230       Granted      FOOD CASING AND METHOD OF PREPARI
012982         1    US   01/26/1984   06/24/1986   573367        4596727       Granted      FOOD CASING AND METHOD OF PREPARI
012984         1    CA   10/01;/1982  05/07/1985   412653-0      1186555       Granted      TAR-DEPLETED LIQUID SMOKE TREATME
012986              CA   04/23/1982   04/23/1985   401525-8      1185838       Granted      LIQUID COATING METHOD AND APPARAT
013154         A    CA   11/21/1985   05/31/1988   495950-7      1237324       Granted      STUFFING METHOD AND APPARATUS.
013154              CA   04/23/1982   02/11/1986   401524-0      1200420       Granted      STUFFING METHOD AND APPARATUS.
013155         2    CA   04/23/1982   10/22/1985   401523-1      1195544       Granted      CORED HIGH DENSITY SHIRRED CASINGS
013155         2    DE   04/29/1982   07/29/1993   P3216011.9    3216011.9     Granted      CORED HIGH DENSITY SHIRRED CASINGS
013155         2    MX   04/30/1982   01/09/1990   192526        160224        Granted      CORED HIGH DENSITY SHIRRED CASINGS
013155         4    US   08/02/1985   08/13/1991   761675        5038832       Granted      CORED HIGH DENSITY SHIRRED CASINGS
013217         2    US   07/13/1989   08/28/1990   380709        4951715       Granted      TENSION SLEEVE SUPPORTED CASING A
013217              CA   05/21/1982   03/05/1985   403499-6      1183396       Granted      TENSION SLEEVE SUPPORTED CASING A
013218              MX   07/16/1982   12/12/1989   193630        160148        Granted      HIGH COHERENCY SHIRRED CASINGS.
013218              US   07/17/1981   03/17/1987   283244        4649961       Granted      HIGH COHERENCY SHIRRED CASINGS.
013218              CA   06/30/1982   06/10/1986   406366-0      1205670       Granted      HIGH COHERENCY SHIRRED CASINGS.
013218         1    US   09/05/1986   07/12/1988   903919        4756057       Granted      HIGH COHERENCY SHIRRED CASINGS.
013308         1    US   09/08/1982   02/25/1986   415862        4572098       Granted      LIQUID SMOKE IMPREGNATION OF FIBRO
013309              IT   09/10/1982   12/31/1986   23205A/82     1152388       Granted      LIQUID SMOKE-IMPREGNATED FIBROUS
013309              BE   09/10/1982   03/10/1983   208994        894373        Granted      LIQUID SMOKE-IMPREGNATED FIBROUS
013309              CA   08/13/1982   09/04/1984   409414-0      1173695       Granted      LIQUID SMOKE-IMPREGNATED FIBROUS

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
013309              FI   09/08/1982   10/27/1986   82-3104       70776         Granted      LIQUID SMOKE-IMPREGNATED FIBROUS
013309              FR   09/10/1982   02/17/1986   82-15366      82-15366      Granted      LIQUID SMOKE-IMPREGNATED FIBROUS
013521              CA   02/09/1984   11/12/1986   447123-7      1213770       Granted      TAR-DEPLETED, CONCENTRATED, LIQUID
013646              B3   02/13/1984   09/17/1986   84101439.2    0118784       Granted      INHIBITION OF DISCOLORATION ON CELL
013646              CA   01/25/1984   10/14/1986   445988-1      1212570       Granted      INHIBITION OF DISCOLORATION ON CELL
013646              FI   02/13/1984   03/10/1988   84-0563       74593         Granted      INHIBITION OF DISCOLORATION ON CELL
013646              FR   02/13/1984   09/17/1986   84101439.2    0118784       Granted      INHIBITION OF DISCOLORATION ON CELL
013646              DE   02/13/1984   09/17/1986   84101439.2    P3460726.9    Granted      INHIBITION OF DISCOLORATION ON CELL
013646              GB   02/13/1984   09/17/1986   84101439.2    0118784       Granted      INHIBITION OF DISCOLORATION ON CELL
013687              SE   12/30/1986   09/02/1987   03110536.6    0107190       Granted      METHOD AND APPARATUS FOR COMPAC
013687              MX   10/21/1983   01/27/1989   199173        158374        Granted      METHOD AND APPARATUS FOR COMPAC
013687         1    MX   07/30/1985   08/27/1986   206149        182493        Granted      METHOD AND APPARATUS FOR COMPAC
013687              NO   10/21/1983   12/07/1988   83-1861       159132        Granted      METHOD AND APPARATUS FOR COMPAC
013687              ES   10/21/1983   06/25/1984   526637        526637        Granted      METHOD AND APPARATUS FOR COMPAC
013687              NL   10/21/1983   09/02/1987   83110536.6    0107190       Granted      METHOD AND APPARATUS FOR COMPAC
013687         B    ES   06/01/1984   02/13/1986   279639        279639        Granted      METHOD AND APPARATUS FOR COMPAC
013687              OK   10/21/1983   05/11/1992   4851/83       162568        Granted      METHOD AND APPARATUS FOR COMPAC
013687              CH   10/21/1983   09/02/1987   83110536.6    0107190       Granted      METHOD AND APPARATUS FOR COMPAC
013687              GB   10/21/1983   09/02/1987   83110538.6    0107190       Granted      METHOD AND APPARATUS FOR COMPAC
013687              US   10/22/1982   04/01/1986   436057        4578842       Granted      METHOD AND APPARATUS FOR COMPAC
013687         A    ES   06/01/1984   12/14/1984   533048        533048        Granted      METHOD AND APPARATUS FOR COMPAC
013687              DE   10/21/1983   09/02/1987   83110538.6    P3373259.0    Granted      METHOD AND APPARATUS FOR COMPAC
013687              FI   10/20/1983   08/08/1988   83-3840       75723         Granted      METHOD AND APPARATUS FOR COMPAC
013687         A    GA   04/20/1988   10/06/1992   564579        1308296       Granted      METHOD AND APPARATUS FOR COMPAC
013687         1    ES   07/03/1985   04/15/1991   533048        533048        Granted      METHOD AND APPARATUS FOR COMPAC
013687              GA   09/30/1983   08/23/1988   438092-4      1240878       Granted      METHOD AND APPARATUS FOR COMPAC
013687              BE   10/21/1983   09/02/1987   83110536.6    0107190       Granted      METHOD AND APPARATUS FOR COMPAC
013687         1    AU   10/11/1985   12/09/1987   48580/85      563259        Granted      METHOD AND APPARATUS FOR COMPAC
013687         1    US   02/13/1985   09/01/1987   701309        4690173       Granted      METHOD AND APPARATUS FOR COMPAC
013687              FR   10/21/1983   09/02/1987   83110536.6    0107190       Granted      METHOD AND APPARATUS FOR COMPAC
013774              ES   03/30/1984   09/30/1988   291992        291992        Granted      SHIRRED CASING STICK ARTICLE WITH E
013774         B    ES   07/01/1985   11/14/1986   544762        544762        Granted      SHIRRED CASING STICK ARTICLE WITH E
013774              BE   03/30/1984   09/07/1988   84103560.3    0123933       Granted      SHIRRED CASING STICK ARTICLE WITH E
013774         A    ES   07/01/1985   11/14/1986   544761        544761        Granted      SHIRRED CASING STICK ARTICLE WITH E
013775              CA   03/30/1984   02/16/1988   451038-1      1232788       Granted      ARTICLE, METHOD FOR CONTROLLING C

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
013786              CA   11/23/1984   09/20/1986   468577-8      1242060       Granted      TUBULAR CORE FOR SHIRRED CASING A
013836              CA   06/18/1985   01/17/1989   484358-4      1248813       Granted      COMPOSITE SHIRRED CASING ARTICLE
013836         1    US   04/04/1984   06/10/1986   595601        4594251       Granted      PREPARATION OF TAR-DEPLETED LIQUID
013836         1    CA   04/13/1984   10/06/1987   451996-1      1227690       Granted      PREPARATION OF TAR-DEPLETED LIQUID
013924         A    CA   08/18/1988   09/26/1989   575299        1260757       Granted      STUFFING METHOD AND APPARATUS.
013924              CA   05/18/1984   11/15/1988   454756        1244709       Granted      STUFFING METHOD AND APPARATUS.
013924         2    US   07/22/1956   03/17/1987   885753        46496602      Granted      STUFFING METHOD AND APPARATUS
014328              CA   02/08/1985   09/08/1987   473968-0      1226473       Granted      METHOD AND APPARTUS FOR CONTRO
014571              CA   06/18/1985   09/26/1989   484361-4      1261196       Granted      CELLULOSIC FOOD CASINGS.
014848              CA   09/08/1987   05/25/1993   546302        1318175       Granted      FLAT STOCK FIBROUS CELLULOSIC FOO
014995              CA   04/09/1986   05/23/1989   506169        1254439       Granted      DISPOSABLE TENSION SLEEVE FOR A ST
015221              CH   08/03/1989   10/05/1994   89114385.1    0354482       Granted      BURNISHED END SHIRRED CASING STICK
015221              US   08/08/1988   10/17/1989   229661        4873748       Granted      BURNISHED END SHIRRED CASING STICK
015221              FR   08/03/1989   10/05/1994   89114385.1    0354483       Granted      BURNISHED END SHIRRED CASING STICK
015221              BE   08/03/1989   10/05/1994   89114385.1    0354483       Granted      BURNISHED END SHIRRED CASING STICK
015221              GB   08/03/1989   10/05/1984   89114385.1    0354482       Granted      BURNISHED END SHIRRED CASING STICK
015221              CA   08/04/1989   12/27/1994   607604        1333673       Granted      BURNISHED END SHIRRED CASING STICK
015221              DE   08/03/1989   10/05/1994   89114385.1    P68918654.    Granted      BURNISHED END SHIRRED CASING STICK
015221              JP   08/02/1989   08/02/1986   199521/89     2087593       Granted      BURNISHED END SHIRRED CASING STICK
015221              AT   08/03/1989   10/05/1994   89114385.1    0354483       Granted      BURNISHED END SHIRRED CASING STICK
015347              CA   03/19/1987   01/28/1992   532525        1294818       Granted      END CLOSURE FOR SHIRRED CASING STI
015347         1    US   06/16/1987   07/26/1988   062750        4759100       Granted      END CLOSURE FOR SHIRRED CASING STI
015347              GB   03/20/1987   09/19/1990   87104129.9    0239029       Granted      END CLOSURE FOR SHIRRED CASING STI
015347              DE   03/20/1987   09/19/1990   87104129.8    P3764984.1    Granted      END CLOSURE FOR SHIRRED CASING STI
015347              JP   03/23/1987   02/17/1993   065921/87     1732797       Granted      END CLOSURE FOR SHIRRED CASING STI
015347              BE   03/20/1987   09/19/1990   87104129.9    0239029       Granted      END CLOSURE FOR SHIRRED CASING STI
015347              ES   03/20/1987   09/19/1990   87104129.9    0239029       Granted      END CLOSURE FOR SHIRRED CASING STI
015347              US   03/21/1986   09/15/1987   842225        4693280       Granted      END CLOSURE FOR SHIRRED CASING STI
015347              FR   03/20/1987   09/19/1990   87104129.9    0239029       Granted      END CLOSURE FOR SHIRRED CASING STI
020002         1    US   04/19/1988   04/04/1989   183214        4818551       Granted      LIQUID SMOKE IMPREGNATED SHIRRED
020003              CA   10/07/1987   01/23/1990   548610        1264599       Granted      CLAMP MEANS FOR STUFFING MACHINE
020005              CA   07/28/1987   07/11/1989   543180        1257134       Granted      DISPOSABLE TENSION SLEEVE FOR A ST
020006         1    US   01/19/1988   10/18/1980   145083        4778639       Granted      CARAMEL-CONTAINING CELLULOSIC ART
020006         2    US   01/19/1988   11/01/1988   144984        4781931       Granted      CARAMEL-CONTAINING CELLULOSIC ART
020006              US   10/20/1986   07/12/1988   920381        4756914       Granted      CARAMEL-CONTAINING CELLULOSIC ART

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020006              MX   10/19/1987   10/19/1987   8897          168651        Granted      CARAMEL-CONTAINING CELLULOSIC ART
020006              CA   10/15/1987   05/25/1993   549353        1318176       Granted      CARAMEL-CONTAINING CELLULOSIC ART
*020016             US   04/16/1987   08/30/1988   039197        4766645       Granted      SIZE CONTROL SYSTEM FOR STUFFING
020026              US   08/31/1987   03/27/1990   091172        4911963       Granted      MULTILAYER FILM CONTAINING AMORPH
020026         1    US   03/26/1990   12/31/1991   498876        5077109       Granted      MULTILAYER FILM CONTAINING AMORPH
020027              US   01/06/1988   07/25/1989   141226        4851290       Granted      MULTILAYER FILM CONTAINING AMORPH
020027              CA   01/05/1989   10/18/1994   587614        1332581       Granted      MULTILAYER FILM CONTAINING AMORPH
020028              CA   09/08/1988   01/28/1992   576768        1294748       Granted      METHOD AND APPARATUS FOR SHIRRIN
020028              BE   09/14/1988   01/08/1992   88114998.3    0314905       Granted      METHOD AND APPARATUS FOR SHIRRIN
020028              US   11/02/1987   09/27/1988   115721        4773127       Granted      METHOD AND APPARATUS FOR SHIRRIN
020028              ES   09/14/1988   01/08/1992   88114998.3    2027745       Granted      METHOD AND APPARATUS FOR SHIRRIN
020030              BE   08/22/1989   05/10/1995   89115458.5    0358038       Granted      AMORPHOUS NYLON COPOLYMER & COP
020030         1    US   04/16/1991   09/06/1994   685950        5344679       Granted      AMORPHOUS NYLON COPOLYMER & COP
020030              IT   08/22/1989   05/10/1995   89115458.5    26401BE/95    Granted      AMORPHOUS NYLON COPOLYMER & COP
020030              GB   08/22/1989   05/10/1995   89115458.5    0358038       Granted      AMORPHOUS NYLON COPOLYMER & COP
020030              US   08/23/1988   10/01/1991   235258        5053259       Granted      AMORPHOUS NYLON COPOLYMER & COP
020030              NL   08/22/1989   05/10/1995   89115458.5    0358038       Granted      AMORPHOUS NYLON COPOLYMER & COP
020030              FR   08/22/1989   05/10/1995   89115458.5    0358038       Granted      AMORPHOUS NYLON COPOLYMER & COP
020030              SE   08/22/1989   05/10/1995   89115458.5    0358038       Granted      AMORPHOUS NYLON COPOLYMER & COP
020030              AT   08/22/1989   05/10/1995   89115458.5    0358038       Granted      AMORPHOUS NYLON COPOLYMER & COP
020030              CA   08/17/1989                608589                      Pending      AMORPHOUS NYLON COPOLYMER & COP
020030         2    US   06/30/1994   01/02/1996   268359        5480945       Granted      AMORPHOUS NYLON COPOLYMER & COP
020030              DE   08/22/1989   05/10/1995   89115458.5    P68922554.    Granted      AMORPHOUS NYLON COPOLYMER & COP
020031              SE   11/09/1988   03/11/1992   88118642.3    0315965       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              BE   11/09/1988   03/11/1992   88118642.3    0315965       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031         1    US   09/07/1989   07/09/1991   403964        5030464       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              US   11/09/1987   12/26/1989   117863        4889751       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              FR   11/09/1988   03/11/1992   88118642.3    0315965       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              JP   11/09/1988   02/26/1986   283504/88     2022878       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              DE   11/09/1988   03/11/1992   88118642.3    P3869063.2    Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              GB   11/09/1988   03/11/1992   88118642.3    0315965       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              CA   11/08/1988   05/24/1994   582677        1329721       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              IT   11/09/1988   03/11/1992   88118642.3    0315965       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              AT   11/09/1988   03/11/1992   88118642.3    0315965       Granted      LIQUID SMOKE IMPREGNATED PEELABLE
020031              FI   11/08/1988   04/11/1994   88/5134       90817         Granted      LIQUID SMOKE IMPREGNATED PEELABLE

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
*020035             US   04/18/1988   06/13/1989   182531        4837897       Granted      MEAT PRODUCT PACKAGE CONTAINING
020057              US   05/06/1988   01/28/1992   191100        5084283       Granted      FOOD CASING FOR MAKING INDICIA BEA
020057              CA   05/05/1989   04/11/1995   598838        1335184       Granted      FOOD CASING FOR MAKING INDICIA BEA
020068              US   10/13/1989   04/28/1992   420854        5108804       Granted      BUFFERED ACID-TREATED FOOD CASING.
020068         2    US   03/12/1992   05/04/1993   851383        5207609       Granted      BUFFERED ACID-TREATED FOOD CASING.
020068         1    US   03/12/1992   05/04/1993   851385        5207608       Granted      BUFFERED ACID-TREATED FOOD CASING.
020073              BE   07/31/1989   05/18/1994   89114135.0    0353697       Granted      METHOD & APPARATUS FOR SEVERING S
020073              FR   07/31/1989   04/18/1994   89114135.0    0353697       Granted      METHOD & APPARATUS FOR SEVERING S
020073              DE   07/31/1989   04/18/1994   89114135.0    P68915360.    Granted      METHOD & APPARATUS FOR SEVERING S
020073              GB   07/31/1989   04/18/1994   89114135.0    0353697       Granted      METHOD & APPARATUS FOR SEVERING S
020073              JP   07/31/1989   09/19/1996   197031/89     2562969       Granted      METHOD & APPARATUS FOR SEVERING S
020073              US   08/01/1988   12/12/1989   226635        4885821       Granted      METHOD & APPARATUS FOR SEVERING S
020073              CA   07/31/1989   10/26/1993   607050        1323476       Granted      METHOD & APPARATUS FOR SEVERING S
020079         2    US   02/01/1990   06/04/1991   473550        5021252       Granted      FOOD BODY WITH SURFACE COLOR INDI
020079         3    US   02/01/1990   09/17/1991   473553        5049399       Granted      FOOD BODY WITH SURFACE COLOR INDI
020079         1    US   02/01/1990   07/09/1991   473549        5030486       Granted      FOOD BODY WITH SURFACE COLOR INDI
020079              US   12/16/1988   04/17/1990   285454        4917924       Granted      FOOD BODY WITH SURFACE COLOR INDI
020079              CA   05/05/1989   01/31/1995   598839        1334141       Granted      FOOD BODY WITH SURFACE COLOR INDI
020085         1G   EP   11/13/2000                00124260.1                  Pending      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    FR   02/16/1990   04/28/1990   90-103033.8   0384319       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    JP   02/21/1990   06/26/1998   90-038541     2794318       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    FI   02/20/1990   09/15/2000   90-0844       105525        Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    DE   02/16/1990   04/28/1999   90-103033.8   6903307070    Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    AT   02/16/1990   04/28/1999   90-103033.8   0384319       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    CA   `02/14/1990  11/16/1999   2009990-9     2009998       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    AU   02/20/1990   06/23/1994   53023/94      646797        Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    BE   02/16/1990   04/28/1999   90-103033.8   0384319       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1A   GB   08/08/1996   08/16/2001   96112759.4    0750853       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1A   FR   08/08/1996   08/16/2001   96112759.4    0750853       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    NZ   02/13/1990   02/21/1994   244737        244737        Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    ES   02/16/1990   04/28/1999   90-103033.8   ES2132059T    Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         6    US   04/23/1993   11/12/1998   051260        5573801       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1A   NZ   10/14/1992   02/17/1994   244737        244737        Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1A   AU   01/05/1994   04/30/1995   94-53023      665646        Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    IT   02/16/1990   04/28/1999   90-103033.8   0384319       Granted      ANTIMICROBIAL FILM & METHOD FOR SU

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020085         1A   DE   08/08/1996   04/30/2001   96112759.4    6903377850    Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         5    US   04/23/1993   11/12/1996   051259        5573800       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         7    US   04/23/1993   11/12/1995   051258        5573797       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1A   BE   08/08/1996   08/16/2001   98112759.4    0750853       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020085         1    GB   02/16/1990   04/28/1999   90-103033.8   0384319       Granted      ANTIMICROBIAL FILM & METHOD FOR SU
020087         1    JP   01/10/1980   07/10/1996   90-001854     2068753       Granted      STUFFING METHOD AND APPARATUS.
020087         1    US   10/26/1989   10/06/1992   425435        5152712       Granted      STUFFING METHOD AND APPARATUS
*020087        2    US   12/01/1989   02/12/1991   442469        4991260       Granted      STUFFING METHOD AND APPARATUS
020087         1    CA   12/18/1989   01/17/1995   2005808-1     2005808       Granted      STUFFING METHOD AND APPARATUS
020093         1    US   08/30/1990   02/04/1992   574850        5085890       Granted      FOOD BODY WITH SURFACE COLOR INDI
020093         2    US   08/30/1990   07/16/1991   574971        5032416       Granted      FOOD BODY WITH SURFACE COLOR INDI
020093         2    CA   05/05/1989   01/31/1995   596836        1334140       Granted      FOOD BODY WITH SURFACE COLOR INDI
020093         1    CA   05/05/1989   01/31/1995   598840        1334142       Granted      FOOD BODY WITH SURFACE COLOR INDI
020097              US   07/11/1990   07/27/1993   551225        5230933       Granted      ACID RESISTANT PEELABLE CASING.
*020104             US   01/12/1990   11/20/1990   463768        4970758       Granted      STUFFING METHOD AND APPARATUS.
*020111             JP   08/07/1991   10/09/1998   91-221190     2836042       Granted      COLORED CELLULOSIC CASING WITH CL.
*020111             MX   08/07/1991   04/05/1995   91/00573      177547        Granted      COLORED CELLULOSIC CASING WITH CL.
*020111             BR   08/06/1991   02/23/1999   P19103380-2   P19103380-2   Granted      COLORED CELLULOSIC CASING WITH CL.
*020111             CA   07/19/1991   04/21/1998   2047477       2047477       Granted      COLORED CELLULOSIC CASING WITH CL.
020111              IT   08/06/1991   04/26/1995   91113147.6    28148BE/95    Granted      COLORED CELLULOSIC CASING WITH CL.
020111              FR   08/06/1991   04/26/1995   91113174.6    0473952       Granted      COLORED CELLULOSIC CASING WITH CL.
*020111        A    MX   08/07/1991                1995000317                  Pending      COLORED CELLULOSIC CASING WITH CL.
*020111        2    US   12/21/1992   04/04/2000   07/993551     6045848       Granted      COLORED CELLULOSIC CASING WITH CL.
*020111             AU   08/07/1991   12/06/1994   81693/91      652167        Granted      COLORED CELLULOSIC CASING WITH CL.
020111              ES   08/06/1991   04/26/1995   91113174.6    ES2071874T    Granted      COLORED CELLULOSIC CASING WITH CL.
*020111             ZA   07/24/1991   04/29/1998   91/5812       91/5812       Granted      COLORED CELLULOSIC CASING WITH CL.
*020111        1    US   06/09/1992   02/06/2001   07/898373     618382681     Granted      COLORED CELLULOSIC CASING WITH CL.
020111              DE   08/06/1991   04/26/1995   91113174.6    691212.5-08   Granted      COLORED CELLULOSIC CASING WITH CL.
020115              PT   09/17/1991   11/12/1997   98993         98993         Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              BE   09/14/1991   05/08/1996   91115622.2    0476553       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              DK   09/14/1991   05/08/1998   91115622.2    0476553       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              FR   09/14/1991   05/08/1998   81115622.2    0476553       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              US   09/18/1990   10/26/1993   584563        5256458       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              NZ   09/04/1991   09/01/1993   239662        239662        Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115         1    US   06/15/1992   04/19/1994   076888        5304385       Granted      SHIRRED THERMOPLASTIC CASING HAVI

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020115              MX   09/17/1991   08/01/1994   09/01115      175499        Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              DE   09/14/1991   05/08/1996   91115622.2    69119334.7    Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              GB   09/14/1991   05/08/1996   91115622.2    0476553       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              CA   08/30/1991   10/10/1995   2050453       2050453       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              BR   09/18/1991   05/16/2000   P19103999-1   P19103999     Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              AU   09/17/1991   11/29/1994   84502/91      651994        Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              NL   09/14/1991   05/08/1996   91115622.2    0476553       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              AT   09/14/1991   05/08/1996   91115822.2    0478553       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              ES   09/14/1991   05/08/1996   91115622.2    ES 2088448    Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115              ZA   09/03/1991   05/27/1992   91/6887       91/6887       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020115         1    US   06/15/1993   04/19/1994   076688        5304385       Granted      SHIRRED THERMOPLASTIC CASING HAVI
020120         1    CA   03/03/1993   10/16/2001   2090684       2090884       Granted      CELLULOSIC ARTICLE CONTAINING AN O
020120         1    MX   03/04/1993                93-01216                    Pending      CELLULOSIC ARTICLE CONTAINING AN O
020120         1    US   02/10/1993   10/25/1994   015751        5358765       Granted      CELLULOSIC ARTICLE CONTAINING AN O
020120         1    BR   03/04/1993   07/11/2000   P19300746-9   P19300746-9   Granted      CELLULOSIC ARTICLE CONTAINING AN O
020120         1    JP   03/04/1993   06/26/1998   93-069438     2794377       Granted      CELLULOSIC ARTICLE CONTAINING AN O
020120         1    GB   03/03/1993   09/25/1996   93301625.5    0559456       Granted      CELLULOSIC ARTICLE CONTAINING AN O
020120         1    DE   03/03/1993   09/25/1996   93301625.5    69304956.1    Granted      CELLULOSIC ARTICLE CONTAINING AN O
020120         2    US   07/26/1994   11/26/1995   280744        5470519       Granted      CELLULOSIC ARTICLE CONTAINING AN O
020120         1    FI   03/03/1993   05/15/2001   930930        106913        Granted      CELLULOSIC ARTICLE CONTAINING AN O
020120              DE   03/03/1993   09/25/1996   93301625.5    69304956.1    Granted      CELLULOSIC ARTICLE CONTAINING AN O
020122              US   07/01/1991   07/27/1993   724058        5230651       Granted      METHOD AND APPARATUS FOR SEVERIN
020127         2    FR   08/05/1992   11/15/1995   92113356.7    0537435       Granted      METHOD AND APPARATUS FOR SEVERIN
020127         2    ES   08/05/1992   11/15/1995   92113356.7    ES2079754T    Granted      METHOD AND APPARATUS FOR SEVERIN
020127         2    BR   07/15/1992   04/29/1997   PI-9202691-5  PI 9202691    Granted      METHOD AND APPARATUS FOR SEVERIN
020127         2    DE   08/05/1992   11/15/1995   92113356.7    69206101.0    Granted      METHOD AND APPARATUS FOR SEVERIN
020127         2    CA   06/12/1992   04/22/1997   2071184       2071184       Granted      METHOD AND APPARATUS FOR SEVERIN
020127         2    BE   08/05/1992   11/15/1995   92113356.7    0537435       Granted      METHOD AND APPARATUS FOR SEVERIN
020127              US   10/15/1991   09/08/1992   775861        5145449       Granted      METHOD AND APPARATUS FOR SEVERIN
020127         1    US   04/15/1992   12/22/1992   668431        5173074       Granted      METHOD AND APPARATUS FOR SEVERIN
020130              JP   12/21/1992   10/03/1996   05-512450     2568156       Granted      CELLULOSE FOOD CASING METHOD AND
020130              AT   12/21/1992   01/29/1997   93901268.6    0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130              CH   12/21/1992   01/29/1997   93901268.8    0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130              GB   12/21/1992   01/29/1997   93901268.8    0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130              BE   12/21/1992   01/29/1997   93901238.8    0577790       Granted      CELLULOSE FOOD CASING METHOD AND

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020130              FR   12/21/1992   01/29/1997   93901268.8    0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130              DE   12/21/1992   01/29/1997   93901268.8    69217211.4    Granted      CELLULOSE FOOD CASING METHOD AND
020130              BR   12/21/1992                P19205562-1                 Pending      CELLULOSE FOOD CASING METHOD AND
020130              FI   12/21/1992                93/4067                     Pending      CELLULOSE FOOD CASING METHOD AND
020130         2    US   01/10/1994   09/19/1995   08/179418     5451364       Granted      CELLULOSE FOOD CASING METHOD AND
020130              NL   12/21/1992   01/29/1997   93901268.8    0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130              LU   12/21/1992   01/29/1997   3939012268.   0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130         C    EP   12/21/1992   01/29/1997   93901268.8    0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130         3    GB   12/23/1994   10/16/2002   94309829.3    0692194       Granted      CELLULOSE FOOD CASING METHOD AND
020130         3    FR   12/23/1994   10/16/2002   94309829.3    0692194       Granted      CELLULOSE FOOD CASING METHOD AND
020130         3    BE   12/23/1994   10/16/2002   94309829.3    0592194       Granted      CELLULOSE FOOD CASING METHOD AND
020130         2    DE   12/05/1994   08/02/2000   84309828.5    69425240T     Granted      CELLULOSE FOOD CASING METHOD AND
020130         2    FR   12/05/1994   07/12/2000   94309828.5    0662283       Granted      CELLULOSE FOOD CASING METHOD AND
020130         A    EP   12/21/1992   01/29/1997   93901268.8    0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130         2    AT   12/05/1994   07/12/2000   94309828.5    0862283       Granted      CELLULOSE FOOD CASING METHOD AND
020130         B    EP   12/21/1992   01/28/1997   93901268.8    0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130         5    US   05/04/1995   08/19/1997   08/434709     5658524       Granted      CELLULOSE FOOD CASING METHOD AND
020130         6    US   08/16/1995   12/30/1997   08/515880     5702783       Granted      CELLULOSE FOOD CASING METHOD AND
020130         3    EP   12/23/1994   10/16/2002   94309829.3    0692194       Granted      CELLULOSE FOOD CASING METHOD AND
020130         2    EP   12/23/1994   07/12/2000   94309828.5    0662283       Granted      CELLULOSE FOOD CASING METHOD AND
020130              US   01/17/1992   01/11/1994   822506        5277857       Granted      CELLULOSE FOOD CASING METHOD AND
020130              AU   12/21/1992   02/15/1995   33219/93      654080        Granted      CELLULOSE FOOD CASING METHOD AND
020130              DK   12/21/1992   01/29/1997   93801268.8    0577790       Granted      CELLULOSE FOOD CASING METHOD AND
020130              MX   01/15/1993   12/09/1997   930227        187388        Granted      CELLULOSE FOOD CASING METHOD AND
020130         3    US   07/15/1994   09/03/1996   275669        H1592         Granted      CELLULOSE FOOD CASING METHOD AND
020130              CA   12/21/1992   07/06/1999   2096143       2906143       Granted      CELLULOSE FOOD CASING METHOD AND
020130         4    US   03/28/1995   01/28/1997   08412677      5597587       Granted      CELLULOSE FOOD CASING METHOD AND
020130         2    BE   12/05/1994   07/12/2000   94309828.5    0662283       Granted      CELLULOSE FOOD CASING METHOD AND
020133              JP   03/24/1993   02/13/1997   93-087876     20606781      Granted      SHIRRED FIBROUS CASING ARTICLE AND
020133              IT   03/26/1993   06/12/1996   93302345.9    056282        Granted      SHIRRED FIBROUS CASING ARTICLE AND
020133              DE   03/26/1993   06/12/1996   93392345.9    69303103.4    Granted      SHIRRED FIBROUS CASING ARTICLE AND
020133              AT   03/26/1993   06/12/1996   93302345.9    0565282       Granted      SHIRRED FIBROUS CASING ARTICLE AND
020133              MX   03/29/1993   12/06/1996   93-01758      183481        Granted      SHIRRED FIBROUS CASING ARTICLE AND
020133              CA   03/24/1993   07/09/1996   2092326       2092326       Granted      SHIRRED FIBROUS CASING ARTICLE AND
020133              US   03/30/1993   07/12/1996   859763        5326733       Granted      SHIRRED FIBROUS CASING ARTICLE AND

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020133         1    US   02/15/1994   03/21/1995   196722        5399213       Granted      SHIRRED FIBROUS CASING ARTICLE AND
020133              FR   03/26/1993   06/12/1996   93302345.9    0565282       Granted      SHIRRED FIBROUS CASING ARTICLE AND
020137              US   09/23/1992   12/16/1997   949228        5698279       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              DE   09/22/1993   06/17/1998   93115271.4    6931915.3     Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              NL   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              MX   09/22/1993   10/18/1999   93058.8       193728        Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              IT   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              CH   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              IE   09/22/1993   06/17/1998   93114271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              AU   09/22/1993   06/27/1996   47501/93      669926        Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              AR   09/21/1993   07/31/1997   325055        250834        Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              BR   09/20/1993   09/05/2000   PI-9303833-0  PI9303833-0   Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              CA   08/19/1993   05/11/1999   2104444       2104444       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              GB   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              SE   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              ES   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              PT   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              LU   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              GR   09/22/1993   06/17/1998   93115271.4    980401755     Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              BE   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              AT   09/22/1993   06/17/1998   93115271.4    E167 430      Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              DK   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020137              FR   09/22/1993   06/17/1998   93115271.4    0589431       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              BR   09/20/1993   09/05/2000   PI 9303834-8  PI9303834-8   Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138         A    EP   09/22/1993   07/16/1997   93115288.8    0589436       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              US   09/23/1993   08/27/1996   948552        5549943       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              IT   09/22/1993   07/16/1997   93115288.8    0589436       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              MX   09/22/1993   12/10/1997   935617        197424        Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              NZ   08/31/1993                248545        248545        Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138         B    EP   09/22/1993   07/16/1997   93115288.8    0589435       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              AR   11/02/1993   06/25/1999   326470        253.391       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              CA   08/19/1993   03/30/1999   2104442       2104442       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              ES   09/22/1993   07/16/1997   93115288.8    2105028       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              GB   09/22/1993   07/16/1997   93115288.8    0566436       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              AU   09/22/1993   11/09/1995   4749993       664308        Granted      HEAT SHRINKABLE NYLON FOOD CASIN

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020138              DE   09/22/1993   07/16/1997   93115288.8    69312195.5    Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              FR   09/22/1993   07/16/1997   93115288.8    0589436       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020138              BE   09/22/1993   07/16/1997   93115288.8    0589436       Granted      HEAT SHRINKABLE NYLON FOOD CASIN
020143              MX   08/19/1993   12/17/1996   93-05050      183597        Granted      END CLOSURES FOR SHIRRED CASING S
020143              JP   06/10/1993   05/09/1997   93-163809     2646326       Granted      END CLOSURES FOR SHIRRED CASING S
020143              US   08/20/1992   08/24/1993   932530        5238443       Granted      END CLOSURES FOR SHIRRED CASING S
020143              FR   08/18/1993   05/29/1996   93113221.1    0583790       Granted      END CLOSURES FOR SHIRRED CASING S
020143              BE   08/18/1993   05/29/1996   93113221.1    0583780       Granted      END CLOSURES FOR SHIRRED CASING S
020143              CA   04/14/1993   01/16/1996   2093980       2093980       Granted      END CLOSURES FOR SHIRRED CASING S
020143              BR   08/12/1993   09/29/1998   PI9303366-4   PI9303366-4   Granted      END CLOSURES FOR SHIRRED CASING S
020143              ES   08/18/1993   05/29/1996   93113221.1    ES2087624T    Granted      END CLOSURES FOR SHIRRED CASING S
020143              DE   08/18/1993   05/29/1996   93113221.1    69302868      Granted      END CLOSURES FOR SHIRRED CASING S
020149              GB   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              DE   11/17/1995   10/10/2001   95118159.3    6952311540    Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              CA   08/23/1995                2156765                     Pending      A COMPOUND FIBROUS DOPE COMPOSITI
020149              JP   11/16/1995   08/25/2000   07-321271     3103756       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              BE   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              DK   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              FR   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              BR   10/05/1995                PI 9504780-6                Pending      A COMPOUND FIBROUS DOPE COMPOSITI
020149              MX   11/16/1995   07/27/1999   954797        192773        Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              IT   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              NL   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149         1    US   04/15/1996   04/28/1996   632051        5744251       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              CH   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              AT   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              LI   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              AU   11/17/1995   11/17/1995   95-37924      699226        Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              FI   11/17/1995                955573                      Pending      A COMPOUND FIBROUS DOPE COMPOSITI
020149              SE   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              LU   11/17/1995   10/10/2001   95118159.3    0712889       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020149              US   11/18/1994   02/18/1997   342287        5603884       Granted      A COMPOUND FIBROUS DOPE COMPOSITI
020151              MX   03/11/1994   11/07/1997   941819        186934        Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              BR   03/11/1994   11/24/1994   PI9401134-6   PI9401134-6   Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              JP   03/10/1994   04/05/2002   06-065457     3295219       Granted      PACKAGE OF SHIRRED FOOD CASING AN

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020151         1    US   03/11/1994   01/17/1995   209128        5382190       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              GB   02/25/1994   07/22/1998   94301356.5    614610        Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              NL   02/25/1994   07/22/1998   94301356.5    614610        Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              FR   02/25/1994   07/22/1998   94301356.5    614610        Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              ES   02/25/1994   07/22/1998   94301356.5    614610        Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              BE   02/25/1994   07/22/1998   94301356.5    614610        Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              US   03/12/1993   01/17/1995   030923        5381643       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              PH   03/11/1994   09/16/1997   47912         30652         Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151         1    CA   05/16/1994   02/21/1997   2123655       2123655       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              DE   02/25/1994   07/22/1998   94301356.5    69411785      Granted      PACKAGE OF SHIRRED FOOD CASING AN
020151              CA   02/22/1994   09/23/1997   2116189       2116189       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020154         1    US   02/22/1999   11/07/2000   09/255.006    6143344       Granted      SELF-COLORING CASING WITH A BETTER
020154              ES   09/21/1994   06/19/1996   P9401993      2076904       Granted      SELF-COLORING CASING WITH A BETTER
020154              US   09/21/1993   09/21/1999   08/124063     5955126       Granted      SELF-COLORING CASING WITH A BETTER
020154              BR   09/20/1994                PI9403792-2                 Pending      SELF-COLORING CASING WITH A BETTER
020154              CL   09/20/1994   12/21/1998   94-01360      39.828        Granted      SELF-COLORING CASING WITH A BETTER
020156              DE   08/15/1994   10/21/1998   94306008.7    69414059      Granted      PACKAGE OF SHIRRED FOOD CASING AN
020156              BE   08/15/1994   10/21/1998   94306008.7    0641725       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020156              ES   08/15/1994   10/21/1998   9430600837    0641725       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020156              FR   08/15/1994   10/21/1998   94306008.7    0641725       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020156              GB   08/15/1994   10/21/1998   94306008.7    0641725       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020156              US   08/27/1993   10/18/1994   112527        6356007       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020156              JP   08/18/1994                94-215244                   Pending      PACKAGE OF SHIRRED FOOD CASING AN
020156              CA   07/13/1994   11/16/1999   2127955       2127955       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020156              MX   08/26/1994   12/15/1997   946527        187485        Granted      PACKAGE OF SHIRRED FOOD CASING AN
020156              NL   08/15/1994   10/21/1998   94306008.7    0641725       Granted      PACKAGE OF SHIRRED FOOD CASING AN
020156              BR   08/26/1994   11/24/1998   PI9403342-0   PI9403342-0   Granted      PACKAGE OF SHIRRED FOOD CASING AN
020162              DE   01/10/1995   03/25/1998   95100261.7    69501843      Granted      METHOD AND APPARATUS FOR PACKAGI
020162              ES   01/10/1995   03/25/1998   95100261.7    2114233T3     Granted      METHOD AND APPARATUS FOR PACKAGI
020162              GB   01/10/1995   03/25/1998   95100261.7    0675043       Granted      METHOD AND APPARATUS FOR PACKAGI
020162              AU   01/09/1995   08/14/1997   10098/95      677469        Granted      METHOD AND APPARATUS FOR PACKAGI
020162              BR   03/10/1995   08/08/2000   PI9500060-7   PI9500060-7   Granted      METHOD AND APPARATUS FOR PACKAGI
020162              MX   01/10/1995   10/08/1997   95-00394      186322        Granted      METHOD AND APPARATUS FOR PACKAGI
020162              CA   11/16/1994   11/24/1998   2135943       2135943       Granted      METHOD AND APPARATUS FOR PACKAGI
020162              FR   01/10/1995   03/25/1998   95100261.7    0675043       Granted      METHOD AND APPARATUS FOR PACKAGI

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020162              US   03/29/1994   02/21/1998   219564        5391108       Granted      METHOD AND APPARATUS FOR PACKAGI
020162              BE   01/10/1995   03/25/1998   95100261.7    0675043       Granted      METHOD AND APPARATUS FOR PACKAGI
020163              FR   08/07/1995   11/04/1998   95112413.0    0696542       Granted      PERFORATED PACKAGING FOR FOOD CA
020163              CA   07/12/1995   10/17/2000   2153713       2153713       Granted      PERFORATED PACKAGING FOR FOOD CA
020163              ES   08/07/1995   11/04/1998   95112413.0    ES2125534T    Granted      PERFORATED PACKAGING FOR FOOD CA
020163              DE   08/07/1995   11/04/1998   95112413.0    69505751.0    Granted      PERFORATED PACKAGING FOR FOOD CA
020163              BE   08/07/1995   11/04/1998   95112413.0    0696542       Granted      PERFORATED PACKAGING FOR FOOD CA
020193              IT   08/13/1999                99306405-4                  Pending      METHOD FOR REMOVING CELLULOSIC C
020193              FR   08/13/1999                99306405-4                  Pending      METHOD FOR REMOVING CELLULOSIC C
020193              ES   08/13/1999                99306405-4                  Pending      METHOD FOR REMOVING CELLULOSIC C
020193              NL   08/13/1999                99306405-4                  Pending      METHOD FOR REMOVING CELLULOSIC C
020195              CA   04/28/1999                2270297                     Pending      METHOD FOR THE NON CONTACT PRINTI
020195              US   10/13/1998   03/13/2001   09/169990     6200510.81    Granted      METHOD FOR THE NON CONTACT PRINTI
020197              US   04/22/1999   07/24/2001   09/296288     6264874       Granted      METHOD FOR CONTROLLING THE DIAMET
020197              CA   09/21/9999                2282927                     Pending      METHOD FOR CONTROLLING THE DIAMET
020201              CA   02/21/2000                2299191                     Pending      METHOD FOR EXTRUDING TUBULAR FILM
020201              GB   04/18/2000   09/04/2002   00303270.3    1078730       Granted      METHOD FOR EXTRUDING TUBULAR FILM
020201              US   08/27/1999   11/20/2001   09/384106     6319457       Granted      METHOD FOR EXTRUDING TUBULAR FILM
020201              AT   04/18/2000   09/04/2002   00303270.3    1078730       Granted      METHOD FOR EXTRUDING TUBULAR FILM
020201              DE   04/18/2000   09/04/2002   00303270.3    6000039810    Granted      METHOD FOR EXTRUDING TUBULAR FILM
020201              BE   04/18/2000   09/04/2002   00303270.3    1078730       Granted      METHOD FOR EXTRUDING TUBULAR FILM
020201              FR   04/18/2000   09/04/2002   00303270.3    1078730       Granted      METHOD FOR EXTRUDING TUBULAR FILM
020201              FI   04/18/2000   09/04/2002   00303270.3    1078730       Granted      METHOD FOR EXTRUDING TUBULAR FILM
020201              ES   04/18/2000   09/04/2002   00303270.3    1078730       Granted      METHOD FOR EXTRUDING TUBULAR FILM
020202              CA   05/16/2000                2308906                     Pending      CELLULOSE FOOD CASING, CELLULOSE
020202              GB   07/14/2000                003059623                   Pending      CELLULOSE FOOD CASING, CELLULOSE
020202              BE   07/14/2000                003059623                   Pending      CELLULOSE FOOD CASING, CELLULOSE
020202              FI   07/14/2000                003059623                   Pending      CELLULOSE FOOD CASING, CELLULOSE
020202              FR   07/14/2000                003059623                   Pending      CELLULOSE FOOD CASING, CELLULOSE
020202              US   10/18/1999                09/419.933                  Pending      CELLULOSE FOOD CASING, CELLULOSE
020202              DE   07/14/2000                003059623                   Pending      CELLULOSE FOOD CASING, CELLULOSE
020202              ES   07/14/2000                003059623                   Pending      CELLULOSE FOOD CASING, CELLULOSE
020203              CA   06/07/2000                2310948                     Pending      METHOD FOR IMPROVING THE REWET SHR
020203              ES   07/14/2000                00306019.1                  Pending      METHOD FOR IMPROVING THE REWET SHR
020203              US   11/17/1999                09/441517                   Pending      METHOD FOR IMPROVING THE REWET SHR

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020203              AT   07/14/2000                00306019.1                  Pending      METHOD FOR IMPROVING THE REWET SHR
020203              MX   09/21/2000                0009263                     Pending      METHOD FOR IMPROVING THE REWET SHR
020203              BE   07/14/2000                00306019.1                  Pending      METHOD FOR IMPROVING THE REWET SHR
020203              FI   07/14/2000                00306019.1                  Pending      METHOD FOR IMPROVING THE REWET SHR
020203              GB   07/14/2000                00306019.1                  Pending      METHOD FOR IMPROVING THE REWET SHR
020203              DE   07/14/2000                00306019.1                  Pending      METHOD FOR IMPROVING THE REWET SHR
020203              FR   07/14/2000                00306019.1                  Pending      METHOD FOR IMPROVING THE REWET SHR
020206              GB   05/02/2001                01304018.3                  Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              PL   05/09/2001                P347449                     Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              LT   05/02/2001                01304018.3                  Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              FI   05/02/2001                01304018.3                  Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              DE   05/02/2001                01304018.3                  Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              FR   05/02/2001                01304018.3                  Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              BE   05/02/2001                01304018.3                  Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              AT   05/02/2001                01304018.3                  Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              MX   07/18/2001                2001005024                  Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              CA   04/26/2001                2345193                     Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              AU   05/18/2001                4611001                     Pending      MANDREL STRUCTURE FOR USE IN MAN
020206              US   05/19/2000   09/03/2002   09/574209     6444161       Granted      MANDREL STRUCTURE FOR USE IN MAN
020206              ES   05/02/2001                01304018.3                  Pending      MANDREL STRUCTURE FOR USE IN MAN
020213              US   05/26/2002                60/383107                   Pending      FOOD PROCESSING AND PACKAGING FIL
020214              MX   10/03/2001                2001/009994                 Pending      METHOD AND APPARATUS FOR USE IN M
020214              IE   10/02/2001                01308396.9                  Pending      METHOD AND APPARATUS FOR USE IN M
020214              ES   10/02/2001                01308396.9                  Pending      METHOD AND APPARATUS FOR USE IN M
020214              AU   10/01/2001                7731801                     Pending      METHOD AND APPARATUS FOR USE IN M
020214              DE   10/02/2001                01308396.9                  Pending      METHOD AND APPARATUS FOR USE IN M
020214              FR   10/02/2001                01308396.9                  Pending      METHOD AND APPARATUS FOR USE IN M
020214              AT   10/02/2001                01308396.9                  Pending      METHOD AND APPARATUS FOR USE IN M
020214              US   10/04/2001                09/971245                   Pending      METHOD AND APPARATUS FOR USE IN M
020214              CA   10/02/2001                2358016                     Pending      METHOD AND APPARATUS FOR USE IN M
020214              GB   10/02/2001                01308396.9                  Pending      METHOD AND APPARATUS FOR USE IN M
020214              BE   10/02/2001                01308396.9                  Pending      METHOD AND APPARATUS FOR USE IN M
020215              US   10/16/2001                09/688556                   Pending      FOOD CASING
020216              CA   04/05/2002                2380778                     Pending      SELF-COLORING RED SMOKED CASING
020216              US   03/22/2002                10/102724                   Pending      SELF-COLORING RED SMOKED CASING

                           VISKASE PROPRIETARY RIGHTS
                            (PATENTS / APPLICATIONS)

CASENUMBER    SUB  COUN    FILDATE      ISSDATE     APPLNUMBER    PATNUMBER    STATUS                      TITLE
----------    ---  ----    -------      -------     ----------    ---------    ------                      -----
020218              CA   03/21/2002                2378040                     Pending      PROCESSING WRAP CONTAINING COLOR
020218              US   03/06/2002                10/090833                   Pending      PROCESSING WRAP CONTAINING COLOR
020219              US   05/10/2002                10/142160                   Pending      NYLON FOOD CASING HAVING A BARRIE
020219              CA   05.39.2992                2388087                     Pending      NYLON FOOD CASING HAVING A BARRIE
020219              MX   06/16/2003                2002006052                  Pending      NYLON FOOD CASING HAVING A BARRIE
020220              US   05/06/2003                60/377655                   Pending      PROCESS FOR IMPROVING SMOKY COLO

* = Licensed to third party(ies)

                              ADDENDUM TO ANNEX 1

                                    PATENTS

                         SERIAL NO.     FILING OR
                             OR           ISSUE                               ASSIGNMENT
         TITLE            PAT. NO.        DATE        CURRENT OWNER             HISTORY          STATUS
         -----            --------        ----        -------------             -------          ------
Improving Rewet Shrink                                 Viskase
Properties Of Casing     6,630,214      10/07/2003     Corporation        None                   Issued

Method And Apparatus
For Use In Manufacture                                 Viskase
Of Cellulose Casing      6,565,796      05/20/2003     Corporation        None                   Issued

Cellulose Food Casing,
Cellulose Composition
And Production Method                                  Viskase
Therefor                 6,547,999      04/15/2003     Corporation        None                   Issued

Food Casing Package                                    Viskase
And Method Of Preparing  6,279,737      08/28/2001     Corporation        None                   Issued

Method For Removing
Cellulosic Casings                                     Viskase
From Sausages            6,132,779      10/17/2000     Corporation        None                   Issued

Method And Apparatus
For Forming A
Cellulose Article
Including Solvent                                      Viskase
Recovery Means           6,096,258      08/01/2000     Corporation        None                   Issued

Cellulase Resistant
Cellulose Casing And                                   Viskase
Process                  6,083,581      07/04/2000     Corporation        None                   Issued

Noncircular Fiber
Battery Separator And                                  Viskase
Method                   6,051,335      04/18/2000     Corporation        None                   Issued

Method For Removing
Cellulosic Casings                                     Viskase
From Sausages            6,042,853      03/28/2000     Corporation        None                   Issued

Edible Film And Method   5,962,053      10/05/1999     Viskase            None                   Issued
                                                       Corporation

Method Of Making A
Cellulose Food Casing
Including Solvent                                      Viskase
Recovery                 5,942,167      08/24/1999     Corporation        None                   Issued

Reduced Curl Battery                                   Viskase
Separator and Method     5,942,354      12/02/1997     Corporation        None                   Issued

                         SERIAL NO.     FILING OR
                             OR           ISSUE                               ASSIGNMENT
         TITLE            PAT. NO.        DATE        CURRENT OWNER             HISTORY          STATUS
         -----            --------        ----        -------------             -------          ------
Perforated Food                                        Viskase
Casings And Method       5,919,534      07/06/1999     Corporation        None                   Issued

Cellulose Food Casing                                  Viskase
Manufacturing Method     5,766,540      06/16/1998     Corporation        None                   Issued

Mandrel Structure For
Use In Manufacture Of                                  Viskase
Cellulose Food Casing    5,759,478      06/02/1998     Corporation        None                   Issued

Fibrous Composite
Cellulosic Film And                                    Viskase
Method                   5,747,125      05/05/1998     Corporation        None                   Issued

                                                                          Thomas Danko and
                                                                          Myron Donald
Lond Life Battery                                      Viskase            Nicholson to
Separator                5,700,600      12/23/1997     Corporation        Viskase Corporation    Issued

Method Of Preparing A
Food Product Encased                                   Viskase
In A Glucomannan Film    5,695,800      12/09/1997     Corporation        None                   Issued

Cellulose Food Casing                                  Viskase
Manufacturing Method     5,658,525      08/19/1997     Corporation        None                   Issued

Apparatus For The
Manufacture Of                                         Viskase
Cellulose Food Casing    5,597,587      01/28/1997     Corporation        None                   Issued

                                                                          [BREAK IN TITLE FROM
Production Of High                                                        ALLIEDSIGNAL INC. TO
Tenacity, Low Shrink                                   Viskase            COURTAULDS FIBRES
Polyester Fiber          5,277,858      01/11/1994     Corporation        LIMITED.]              Issued

                                                                          Courtaulds Fibres
                                                                          Limited to
                                                                          Viskase Corporation

                                                                          Vitas Niaura,
                                                                          Jeffery A. Oxley and
Food Body With Surface                                 Viskase            Elio E. Tarika to
Color Indicia            4,985,260      01/15/1991     Corporation        Viskase Corporation    Issued

Tension Sleeve
Supported Casing                                       Viskase
Article                  4,951,715      08/28/1990     Corporation        None                   Issued

                         SERIAL NO.     FILING OR
                             OR           ISSUE                               ASSIGNMENT
         TITLE            PAT. NO.        DATE        CURRENT OWNER             HISTORY          STATUS
         -----            --------        ----        -------------             -------          ------

Method For External
Liquid Smoke Treatment
Of Cellulosic Food                                     Viskase
Casings                  4,933,217      06/12/1990     Corporation        None                   Issued

Spice-Odor Antimycotic
Containing Cellulosic                                  Viskase
Casing Article           4,874,622      10/17/1989     Corporation        None                   Issued

Method For External
Liquid Smoke Treatment
Of Cellulosic Food                                     Viskase
Casings                  4,834,993      05/30/1989     Corporation        None                   Issued

Method Of Making High
Coherency Shirred                                      Viskase
Casing                   4,756,057      07/12/1988     Corporation        None                   Issued

                                                       Viskase
Shirred Casing Article   4,690,173      09/01/1987     Corporation        None                   Issued

                                   EXHIBIT B

                                   TRADEMARKS

                                  TRADE NAMES

                                               APPLICATION    REGISTRATION
     TRADEMARK          COUNTRY     STATUS        NUMBER         NUMBER      NEXT RENEWAL DATE
     ---------          -------     ------        ------         ------      -----------------
NOJAX (STYLIZED)          UY      REGISTERED         220964         314146           03-Jul-09
NOJAX (STYLIZED)          YU      REGISTERED        2412/54          13316           21-Mar-05
NOJAX (STYLIZED)          EC      REGISTERED            43B         141/56           23-Apr-01
NOJAX (STYLIZED)          PH      REGISTERED           4317          R1699           11-Jun-16
NOJAX (STYLIZED)          PT      REGISTERED          81507          81507           15-Mar-05
NOJAX (STYLIZED)          HB      REGISTERED       Z950811N        Z950811           21-Mar-05
NOJAX (STYLIZED)          MK      REGISTERED       PZ200/95          06376           21-Mar-05
NOJAX (STYLIZED)          TN      REGISTERED                      EE991274           05-Aug-14
NOJAX (STYLIZED)          PO      REGISTERED          17713          17713           23-Aug-02
NOJAX (STYLIZED)          ES      REGISTERED         263469         263469           25-Jun-04
NOJAX (STYLIZED)          CZ      REGISTERED           4209         151691           07-Jan-05
NOJAX (STYLIZED)          BX      REGISTERED         020375          64599           02-Dec-11
NOJAX (STYLIZED)          AU      REGISTERED         121443        a121443           21-Dec-06
NOJAX (STYLIZED)          SK      REGISTERED                        151691           07-Jan-05
NOJAX (STYLIZED)          CA      REGISTERED         202631    N533024/129           28-Mar-09
NOJAX (STYLIZED)          DO      REGISTERED           9033           9033           10-Mar-05
NOJAX (STYLIZED)          AR      REGISTERED         427935         354602           13-Mar-08
NOJAX (STYLIZED)          FI      REGISTERED          32/53          26721           26-Jun-03
NOJAX (STYLIZED)          BR      REGISTERED         177595      002489562           16-Oct-10
NOJAX (STYLIZED)          SE      REGISTERED        1245/46          61647           30-Aug-05
NOJAX (STYLIZED)          MX      REGISTERED          54801          71166           18-Jun-02
NOJAX (STYLIZED)          IT      REGISTERED         28/123         638959           10-Jan-02
NOJAX (STYLIZED)          HN      REGISTERED                          7504           04-Dec-06
NOJAX (STYLIZED)          SI      REGISTERED       Z9570767        9570767           20-Jun-05
NOJAX (STYLIZED)          AT      REGISTERED        2462/54          32013           05-Mar-05
NOJAX AL                  US      UNIFIED
NOJAX (STYLIZED)          HK      REGISTERED                      415/1955           30-Dec-10
NUCEL                     US      REGISTERED     74/453.651        2132918           27-Jan-07
NUCEL                     EU      REGISTERED      001516582      001516562           14-Jun-10

                                               APPLICATION    REGISTRATION
     TRADEMARK          COUNTRY     STATUS        NUMBER         NUMBER      NEXT RENEWAL DATE
     ---------          -------     ------        ------         ------      -----------------
OPTIMER                   US      SEARCH
PAL-PAC                   US      SEARCH
PAUL'S VALLEY             US      SEARCH
PORKGUARD                 US      SEARCH
PRECISION SIZER           US      SEARCH
PROGUARD                  US      SEARCH
REELKASE                  US      REGISTERED      74/403524        1827476           22-Mar-04
REELSMOKE                 US      REGISTERED      74/403525        1827479           22-Mar-04
ROLLMATIC                 US      REGISTERED         566197        1414997           26-Oct-06
ROLLMATIC                 CA      REGISTERED         559006         352466           03-Mar-04
SANGOFLEX                 WO      REGISTERED                       6372282           02-Oct-10
SANGOFLEX                 CH      REGISTERED                        381917           17-Apr-10
SENTINEL                  MX      REGISTERED         205560         477742           16-Jul-04
SENTINEL                  US      REGISTERED      74/096561        1653667           13-Aug-11
SENTRY                    US      SEARCH
SEPRA-CEL                 US      REGISTERED      74/616345        1946715           09-Jan-06
SHIRMATIC                 IE      REGISTERED        1088/83         109349           20-Apr-04
SHIRMATIC                 MX      REGISTERED         114309         417650           03-Jun-11
SHIRMATIC                 NZ      REGISTERED         119115         119115           18-Apr-12
SHIRMATIC                 NZ      REGISTERED         119116         119116           18-Apr-12
SHIRMATIC                 NO      REGISTERED        8313033         117653           19-Jul-04
SHIRMATIC                 PA      REGISTERED          32925          32925           27-Jun-04
SHIRMATIC                 GB      REGISTERED        1077271        1077271           20-Apr-08
SHIRMATIC                 HK      REGISTERED        1248/83        2456/83           05-May-04
SHIRMATIC                 PH      UNFILED      NOT-RECEIVED
SHIRMATIC                 MX      REGISTERED         114308         417649           03-Jun-11
SHIRMATIC                 IE      REGISTERED        1087/83         109348           20-Apr-04
SHIRMATIC                 FI      REGISTERED        1926/77          75788           23-Dec-10
SHIRMATIC                 CA      REGISTERED         408422         233990           29-Jun-09
SHIRMATIC                 CA      REGISTERED         408751         229477           04-Aug-08
SHIRMATIC                 CO      REGISTERED         337666         144506           16-Nov-03
SHIRMATIC                 CO      REGISTERED         337667         161088           30-May-04
SHIRMATIC                 DK      REGISTERED        2107/83        3872/84           09-Nov-04
SHIRMATIC                 AR      REGISTERED        1608609        1721037           11-Feb-09
SHIRMATIC                 WO      REGISTERED                        432852           19-Aug-17
SHIRMATIC                 AU      REGISTERED         306240        A306240           13-Apr-08
SHIRMATIC                 AU      REGISTERED         306241        A306241           13-Apr-08

                                               APPLICATION    REGISTRATION
     TRADEMARK          COUNTRY     STATUS        NUMBER         NUMBER      NEXT RENEWAL DATE
     ---------          -------     ------        ------         ------      -----------------
SHIRMATIC                 BR      REGISTERED       16956-77      006760155           10-Sep-08
SHIRMATIC                 HK      REGISTERED       1248A/83        1249/84           05-May-04
SHIRMATIC                 CH      REGISTERED           1416         288875           24-Mar-07
SHIRMATIC                 VE      REGISTERED           3667          92311           17-Oct-04
SHIRMATIC                 PE      REGISTERED                         79909           12-May-04
SHIRMATIC                 AR      REGISTERED        1608610        1721038           11-Feb-09
SHIRMATIC                 BR      REGISTERED       16955-77      006760147           10-Sep-08
SHIRMATIC                 US      REGISTERED          11300        1076298           01-Nov-07
SHIRMATIC                 US      REGISTERED         108846        1086943           07-Mar-08
SHIRMATIC                 FL      REGISTERED        Z-B1235          60042           13-Jun-03
SHIRMATIC                 GB      REGISTERED        0177272        0177272           20-Apr-08
SHIRMATIC                 SE      REGISTERED        77-1941         160758           16-Sep-07
SHIRMATIC                 VE      REGISTERED           3668        91984-F           13-Sep-04
SHIRMATIC & KATAKANA      JP      REGISTERED         560/94        3303038           09-May-07
SMOKE MASTER              US      SEARCH          78/189030
SOUP SAC                  US      SEARCH
STC                       US      SEARCH
STRIPPER                  US      SEARCH
SUPARAP                   US      SEARCH
TEGRA                     US      SEARCH
TENDRJAX                  CH      REGISTERED                        399894           07-Jan-12
TENDRJAN                  WO      REGISTERED                       R389793           06-Jul-12
TITECADDIE                CA      REGISTERED         381593         214820           16-Jul-06
TITECADDIE                GH      REGISTERED           1696         407446           25-Mar-13
V-VAC                     US      REGISTERED      74/459357        1865580           06-Dec-04
VISCORA (LOGO)            IS      REGISTERED        93/1988       395/1988           09-Sep-98
VISCORA (LOGO)            NO      REGISTERED         880776         137130           22-Jun-99
VISCORA (LOGO)            WO      REGISTERED                        523837           17-Feb-08
VISCORA (LOGO)            FR      REGISTERED         873394        1423936           21-Aug-97
VISI-CASE                 JP      REGISTERED    103376/1986        2078008           30-Sep-08
VISKASE                   DK      REGISTERED                      00211995           13-Jan-05
VISKASE                   IE      REGISTERED                         74268           08-Jul-03
VISKASE                   WO      REGISTERED                        589658           13-Apr-12
VISKASE                   KE      REGISTERED           9117           9117           10-Apr-94
VISKASE                   FI      REGISTERED                        140021           20-Sep-05
VISKASE                   SE      REGISTERED        9308475         262395           23-Dec-04
VISKASE                   NO      REGISTERED                        168076           08-Jun-05

                                               APPLICATION    REGISTRATION
     TRADEMARK          COUNTRY     STATUS        NUMBER         NUMBER      NEXT RENEWAL DATE
     ---------          -------     ------        ------         ------      -----------------
VISKASE                   FR      REGISTERED                       1604356           05-Jul-98
VISKASE                   NZ      REGISTERED          55963          55983           17-Jan-04
VISKASE                   AR      REGISTERED        1892042        1521918           31-May-04
VISKASE                   GB      REGISTERED                        725640           11-Jan-03
VISKASE                   PE      REGISTERED         015337          29534           24-Sep-06
VISKASE                   TY      REGISTERED           6066           6066           12-May-08
VISKASE                   AR      REGISTERED        1872778        1506872           28-Feb-04
VISKASE                   CA      REGISTERED         559007         379431           08-Feb-06
VISKASE                   AU      REGISTERED         569819        A569819           23-Dec-08
VISKASE                   AU      REGISTERED         121619        A121619           13-Jan-07
VISKASE                   US      REGISTERED         586212        1444069           23-Jun-07
VISKASE                   GB      REGISTERED                       1326547           11-Nov-04
VISKASE AND DESIGN        CO      REGISTERED         279616         132101           28-Dec-05
VISKASE AND DESIGN        ZA      REGISTERED        67/6666        67/6666           10-Sep-07
VISKASE AND DESIGN        TH      REGISTERED         348692        TM65790           22-Oct-07
VISKASE AND DESIGN        GB      REGISTERED        1326547        1326547           11-Nov-04
VISKASE AND DESIGN        KR      REGISTERED     17258/1987         168758           02-Mar-09
VISKASE AND DESIGN        JP      REGISTERED    100380/1987        2722016           06-Jun-07
VISKASE AND DESIGN        HK      REGISTERED         518/88        1261/89           30-Jan-09
VISKASE AND DESIGN        CO      REGISTERED         279565         132098           28-Dec-05
VISKASE AND DESIGN        CN      REGISTERED          32386         383899           09-Aug-08
VISKASE AND DESIGN        CA      REGISTERED         559012         379432           08-Feb-06
VISKASE AND DESIGN        PH      REGISTERED          63175          46153           25-Aug-09
VISKASE AND DESIGN        VE      REGISTERED       14671-87         143456           05-Mar-06
VISKASE AND DESIGN        AR      REGISTERED        1618687        1322027           09-Feb-09
VISKASE AND DESIGN        HK      REGISTERED        518A/88        1261/89           30-Jan-09
VISKASE AND DESIGN        BR      REGISTERED      814235654      814235654           13-Apr-10
VISKASE AND DESIGN        MX      REGISTERED          49413         366524           28-Sep-03
VISKASE AND DESIGN        UY      REGISTERED         268054         268054           06-Mar-06
VISKASE AND DESIGN        CL      REGISTERED         263725         435136           30-Nov-04
VISKASE AND DESIGN        FY      REGISTERED         437-94         171868           12-Oct-04
VISKASE AND DESIGN        UY      REGISTERED         268053         268053           06-Mar-06
VISKASE AND DESIGN        PY      REGISTERED         437-94         173611           14-Dec-04
VISKASE AND DESIGN        PT      REGISTERED         306285         306285           07-Dec-05
VISKASE AND DESIGN        AR      REGISTERED        1892043        1521919           31-May-04
VISKASE AND DESIGN        BR      REGISTERED      814235646      814235646           03-Apr-10
VISKASE AND DESIGN        BR      REGISTERED      814235638      814235638           03-Apr-10

                                               APPLICATION    REGISTRATION
     TRADEMARK          COUNTRY     STATUS        NUMBER         NUMBER      NEXT RENEWAL DATE
     ---------          -------     ------        ------         ------      -----------------
VISKASE AND DESIGN        VE      REGISTERED       14672-67         143457           05-Mar-06
VISKASE AND DESIGN        CN      REGISTERED          32386         320856           10-Aug-08
VISKASE AND DESIGN        AF      UNFILED
VISKASE AND DESIGN        IE      REGISTERED       67/02972         124836           02-Sep-08
VISKASE AND DESIGN        MX      REGISTERED         479880         479880           12-Apr-04
VISKASE AND DESIGN        FR      UNFILED                           105681
VISKASE AND DESIGN        US      REGISTERED         586196        1444068           23-Jun-07
VISKASE POLYFILM AND      BR      REGISTERED      816840296      816840296           16-Feb-04
VISKASE POLYFILM AND      BR      REGISTERED      816840300      816840300           08-Mar-04
VISKING                   YU      REGISTERED        Z356/53          12930           19-Feb-11
VISKING                   HR      REGISTERED        Z940422        Z940422           14-Feb-04
VISKING                   MK      PENDING        PZ-1323/94
VISKING                   VD      PENDING           4259/54
VISKING                   MK      PENDING        PZ-1323/94                          19-Feb-04
VISKING                   CH      REGISTERED           7091         391192           25-Jun-11
VISKING RIBBON & CRO      AU      REGISTERED         100196        A100196           26-Sep-05
VISKING RIBBON & CRO      SE      REGISTERED        1836/49          67632           20-Jan-10
VISKING RIBBON & CRO      GB      REGISTERED         705237         705237           26-Feb-11
VISKING RIBBON & CRO      CH      REGISTERED           7091         378199           26-Sep-09
VISKASE & DEVICE          US      REGISTERED
VISKASE & DEVICE          DE      REGISTERED                        666911
VISKING & KATAKANA C      JP      REGISTERED       56033/88        2297491           31-Jan-11
VISKING (LOWE CASE LE     IT      REGISTERED      35441C/83         483860           10-Nov-03
VISKING (LOWER CASE L     IR      REGISTERED          16679          13394           22-Dec-04
VISKING (LOWER CASE L     NZ      REGISTERED          32374          32374           03-Oct-03
VISKING (LOWER CASE L     GB      REGISTERED         544621         544621           19-Sep-03
VISKING (LOWER CASE L     AU      REGISTERED          62654         A62654           10-Oct-03
VISKING CASING & KING     BR      REGISTERED         177597      002832356           30-Jun-03
VISKING CASING & KING     SE      REGISTERED          62560          62560           22-Feb-07
VISKING CASING & KING     CH      REGISTERED           3076         363143           02-May-08
VISKING RIBBON & CRO      NZ      REGISTERED          48166          48168           16-Aug-12
VISKING LOWER CASE LE     HK      REGISTERED         977/54       416/1955           30-Dec-10
VISKING(LOWER CASE LE     AT      REGISTERED      AM2021/53          29863           04-Feb-04
VISKIT                    CA      REGISTERED         271291         130547           11-Apr-08
VISLEX                    US      REGISTERED     75/392.120        2225539           23-Feb-09
VISLON                    US      REGISTERED      75/392128        2209002           08-Dec-08
VISMAX                    US      PENDING         76/259177

                                               APPLICATION    REGISTRATION
     TRADEMARK          COUNTRY     STATUS        NUMBER         NUMBER      NEXT RENEWAL DATE
     ---------          -------     ------        ------         ------      -----------------
VISNAT                    WO      REGISTERED                        478307           27-Jul-03
VISNAT                    FR      REGISTERED                       1233599           19-Apr-03
VISREX                    WO      REGISTERED         200763        R280670           05-Mar-04
VISTAKON LOGO             US      SEARCH
VISTEN                    CA      REGISTERED         202630      129/33025           28-Mar-09
VISTEN                    US      REGISTERED         521546         502256           21-Sep-08
VISTEN                    MX      REGISTERED          47805          65297           04-Sep-10
VISTEN                    US      REGISTERED       71521545         525848           06-Jun-10
VIZPAK                    US      SEARCH
ZEPHYR                    CA      REGISTERED         202629      129/33023           28-Mar-09
ZEPHYR                    US      REGISTERED         428452         379873           30-Jul-10
ZEPHYR                    US      UNFILED
ZEPHYR (STYLIZED)         FR      REGISTERED          65453        1685751           08-Aug-11
ZEPHYR (STYLIZED)         IT      REGISTERED         28/171         756925           22-May-06
ZEPHYR (STYLIZED)         BR      REGISTERED         177598      002523078           18-Dec-10

                              ADDENDUM TO ANNEX 2

                                  TRADE NAMES

                                           Registration    Filing or
Trademark         Country        Status         No.        Reg. Date
---------         -------        ------         ---        ---------
Crustpak            US         Registered   1,501.289      08/23/1988
EZ Smoke            US         Registered   1,308,994      06/28/1993
EZ Smoke            US         Registered   1,243,660      06/28/1983
EZ Peel             US         Registered   1,671,120      01/07/1992
EZ Load             US         Registered   1,775,218      06/08/1993
MP and Design       US         Registered   843,472        02/06/1968
NOJAX (Stylized)    US         Registered   417,447        10/30/1945
Visflex             US         Registered   2,610,085      08/20/2002

                                   EXHIBIT C

                               LICENSE AGREEMENTS

Nucel(R)Agreement: A license to use certain casing manufacturing technology from Courtaulds Fibres (Holdings) Limited.

                                   EXHIBIT D

                                   COPYRIGHTS

                                     None.